Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




         In connection with the Quarterly Report on Form 10-Q of Imperial Industries, Inc. (the "Company") for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Howard L. Ehler, Jr., Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable and

         2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.




By:  /s/ Howard L. Ehler, Jr
     -------------------------------
     Howard L. Ehler, Jr.
     Chief Executive and Chief Financial Officer

Date:  November 11, 2003











A signed original of this written statement required by Section 906 has been provided to Imperial Industries, Inc. and will be retained by Imperial Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.